Exhibit 99.1

Contacts:

Media
Meg Langan
Vice President
(973) 290-6319
margaret.langan@themedco.com

Investor Relations
Krishna Gorti, M.D.
Vice President, Investor Relations
(973) 290-6122
Krishna.Gorti@themedco.com

FOR IMMEDIATE RELEASE

The Medicines Company Reports Fourth-Quarter and Full-Year 2016 Financial Results
PARSIPPANY, N.J.—February 28, 2017 —The Medicines Company (NASDAQ: MDCO) today announced its financial results for the fourth-quarter and full-year ended December 31, 2016.

“Driven by strong execution against our strategic priorities, 2016 was a transformative year for the Company,” said Clive Meanwell, M.D., Ph.D., Chief Executive Officer of The Medicines Company. “We announced positive top-line results from the ORION-1 Phase II study of inclisiran, which continued to demonstrate compelling safety and efficacy data, reinforcing our belief in its highly-differentiated and competitive profile and providing a strong basis for advancing inclisiran into Phase III. We look forward to presenting full safety and efficacy data from the ORION-1 study, with six- to nine-month follow-up for all study patients, in the Late-Breaking Clinical Trials session at the American College of Cardiology’s 66th Annual Scientific Session.”

Dr. Meanwell continued, “During the year, we also announced impressive results from the TANGO 1 Phase III clinical trial of Carbavance® (meropenem-vaborbactam) in patients with complicated urinary tract infection. Our new drug application filing for Carbavance was recently accepted by the U.S. Food and Drug Administration for priority review. Carbavance has the potential to be a promising and highly-differentiated treatment option for patients with the most serious drug-resistant infections. Finally, during 2016, we took decisive actions to significantly strengthen the Company’s financial position, including generating non-dilutive capital through the disposition of non-core products, refinancing approximately 80% of our 2017 convertible notes and implementing a restructuring to streamline our infrastructure and reduce operating expenses and R&D. Importantly, these actions have provided the Company with substantial strategic and operational flexibility and positioned us to further unlock the value of our key development programs. We look forward to continuing our momentum in 2017.”

Fourth-Quarter 2016 Financial Summary from Continuing Operations

Worldwide net revenue was $25.2 million in the fourth-quarter of 2016 compared to $67.2 million in the fourth-quarter of 2015. Included in total net revenue for the fourth-quarter of 2016 and 2015 were $9.1 million and $29.4 million, respectively, of royalty revenues derived from the gross profit on authorized generic sales of Angiomax® (bivalirudin) by Sandoz, Inc. Worldwide Angiomax®/Angiox® (bivalirudin) net product sales were $7.8 million in the fourth-quarter of 2016, compared to $23.2 million in the fourth-quarter of 2015, with net product sales in the United States decreasing to $5.5 million in the fourth-quarter of 2016 from $18.7 million in the fourth-quarter of 2015. Other products, including Ionsys® (fentanyl iontophoretic transdermal system), Minocin® (minocycline) for Injection, and Orbactiv® (oritavancin), and including the divested non-core cardiovascular products in the fourth-quarter of 2015, recorded sales of $8.3 million in the fourth-quarter of 2016 compared to $14.6 million in the fourth-quarter of 2015.
Net loss from continuing operations in the fourth-quarter of 2016 was $124.4 million, or $1.77 per share, compared to $68.2 million, or $0.99 per share, in the fourth-quarter of 2015. Adjusted net loss (1) from continuing operations in the fourth-quarter of 2016 was $84.1 million, or $1.19(1) per share, compared to $59.3 million, or $0.86(1) per share, in the fourth-quarter of 2015.
Fourth-Quarter 2016 Financial Summary from Discontinued Operations
In the first-quarter of 2016, the Company completed the sale of its hemostasis products. Net income from discontinued operations in the fourth-quarter of 2016 was $1.6 million, or $0.02 per share, compared to net loss from discontinued operations of $137.8 million, or $2.00 per share, in the fourth-quarter of 2015. Net loss from discontinued operations in the fourth-quarter of 2015 included an impairment charge of $133.3 million.
Full-Year 2016 Financial Summary from Continuing Operations
Worldwide net revenue was $167.8 million in the full-year 2016 compared to $309.0 million in the full-year 2015. Included in total net revenue in the full-year 2016 and 2015 were $71.2 million and $53.9 million, respectively, of royalty revenues derived from the gross profit on authorized generic sales of Angiomax (bivalirudin) by Sandoz, Inc. Worldwide Angiomax/Angiox (bivalirudin) net product sales were $50.6 million in the full-year 2016 compared to $212.0 million in the full-year 2015, with net product sales in the United States decreasing to $39.7 million in the full-year 2016 from $193.2 million in the full-year 2015, driven by the loss of Angiomax exclusivity in July 2015. Other products, including Ionsys, Minocin for Injection, and Orbactiv, along with the divested non-core cardiovascular products, recorded sales of $46.0 million in the full-year 2016 compared to $43.2 million in the full-year 2015.
The sale of the Company’s non-core cardiovascular products resulted in a gain of $288.3 million, which was recorded in the second-quarter of 2016.
Net loss from continuing operations in the full-year 2016 was $119.4 million, or $1.71 per share, compared to $221.9 million, or $3.32 per share, in the full-year 2016. Adjusted net loss (1) from continuing operations in the full-year 2016 was $248.3 million, or $3.55(1) per share, compared to $152.3 million, or $2.28 (1) per share in the full-year 2015.

Full-Year 2016 Financial Summary from Discontinued Operations
Net income from discontinued operations in the full-year 2016 was $0.2 million, compared to net loss from discontinued operations of $130.8 million, or $1.96 per share, in the full-year 2015. Net loss from discontinued operations in the fourth-quarter of 2015 included an impairment charge of $133.3 million.
(1)Adjusted net loss and adjusted loss per share from continuing operations are non-GAAP financial performance measures with no standardized definitions under U.S. GAAP. For further information and a detailed reconciliation, refer to the “Non-GAAP Financial Performance Measures” and “Reconciliations of GAAP to Adjusted Net Loss and Adjusted Loss per Share” sections of this press release.
At December 31, 2016, the Company had $541.8 million in cash and cash equivalents compared to $373.2 million at the end of 2015.

Fourth-Quarter and Full-Year 2016 Conference Call and Webcast Information
The Company will host a conference call and webcast today, February 28, 2017, at 8:30 a.m., Eastern Time, to discuss fourth-quarter and full-year 2016 financial results. The dial-in information to access the call is as follows:

U.S./Canada:    (877) 359-9508
International:    (224) 357-2393
Conference ID:    66296847

The live webcast can be accessed in the “Investors - Events/Presentations” section of The Medicines Company’s website at www.themedicinescompany.com/investors/events.

A taped replay of the conference call will be available from 11:30 a.m., Eastern Time, today until 11:30 a.m., Eastern Time, on March 7, 2017. The replay may be accessed as follows:

U.S./Canada:    (855) 859-2056
International:    (404) 537-3406
Conference ID:    66296847

A replay of the webcast will also be available.
About The Medicines Company
The Medicines Company is a biopharmaceutical company driven by an overriding purpose - to save lives, alleviate suffering and contribute to the economics of healthcare. The Company’s mission is to create transformational solutions to address the most pressing healthcare needs facing patients, physicians and providers in three critical therapeutic areas: serious infectious disease care, cardiovascular care and surgery and perioperative care. The Company is headquartered in Parsippany, New Jersey, with global innovation centers in California and Switzerland.
Forward Looking Statements
Statements contained in this press release that are not purely historical may be deemed to be forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, the words "believes," "anticipates," "plans," "expects," "potential" and similar expressions, including the Company's preliminary financial results, are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Important factors that may cause or contribute to such differences include the extent of the commercial success of the Company’s products; the Company's ability to develop its global operations and penetrate foreign markets; whether the Company's product candidates will advance in the clinical trials process on a timely basis or at all, or succeed in achieving their specified endpoints; whether the Company will make regulatory submissions for product candidates on a timely basis; whether its regulatory submissions will receive approvals from regulatory agencies on a timely basis or at all; whether the Company’s ongoing and planned commercial launches will be successful; whether physicians, patients and other key decision makers will accept clinical trial results; whether the Company can protect its intellectual property; whether the Company will be able to raise additional capital on favorable terms or at all when needed; and such other factors as are set forth in the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission, including, without limitation, the risk factors detailed in the Company's Quarterly Report on Form 10-Q filed with the SEC on October 27, 2016, which are incorporated herein by reference. The Company specifically disclaims any obligation to update these forward-looking statements.

NON-GAAP FINANCIAL PERFORMANCE MEASURES
In addition to financial information prepared in accordance with U.S. GAAP, this press release also contains adjusted net loss and adjusted loss per share from continuing operations attributable to The Medicines Company. The Company believes these measures provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information.
Adjusted net loss from continuing operations excludes share-based compensation expense, amortization of acquired intangible assets, inventory adjustments, restructuring charges, milestone payments, changes in contingent purchase price, expenses incurred for certain transactions, non-cash interest expense, gain on sale of investment, gain on remeasurement of equity investment, gain on sale of assets, loss on extinguishment of debt, legal settlement and net loss tax adjustments. The Company believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and are important in comparing current results with prior period results and understanding projected operating performance. Non-GAAP financial measures provide the Company and its investors with an indication of the Company’s baseline performance before items that are considered by the Company not to be reflective of the Company’s ongoing results. See the attached Reconciliations of GAAP to Adjusted Net Loss and Adjusted Loss per Share for explanations of the amounts excluded and included to arrive at adjusted net loss and adjusted loss per share amounts for the three month periods and years ended December 31, 2016 and 2015.
These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. The Company strongly encourages investors to review its consolidated financial statements and publicly-filed reports in their entirety and cautions investors that the non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures.

THE MEDICINES COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
UNAUDITED
(In thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Net product revenues	$16,088	$37,811	$96,630	$255,148
Royalty revenues	9,111	29,356	71,205	53,859
Total net revenues	25,199	67,167	167,835	309,007
Operating expenses:
Cost of product revenues	16,543	25,449	71,347	119,931
Research and development	44,667	40,186	139,262	123,606
Selling, general and administrative	76,673	76,959	319,151	337,943
Total operating expenses	137,883	142,594	529,760	581,480
Loss from operations	(112,684)	(75,427)	(361,925)	(272,473)
Legal settlement	—	—	—	5,000
Co-promotion and license income	781	121	3,854	10,132
Gain on remeasurement of equity investment	—	—	—	22,597
Gain on sale of investment	—	—	—	19,773
Gain on sale of assets	—	—	288,301	—
Loss on extinguishment of debt	—	—	(5,380)	—
Interest expense	(12,265)	(9,590)	(44,463)	(37,092)
Other (loss) income	(414)	(204)	327	400
Loss from continuing operations before income taxes	(124,582)	(85,100)	(119,286)	(251,663)
Benefit (provision) for income taxes	150	16,853	(70)	29,743
Net loss from continuing operations	(124,432)	(68,247)	(119,356)	(221,920)
Income (loss) from discontinued operations, net of tax	1,574	(137,825)	184	(130,826)
Net loss	(122,858)	(206,072)	(119,172)	(352,746)
Net loss (income) attributable to non-controlling interest	4	6	54	(10)
Net loss attributable to The Medicines Company	$(122,854)	$(206,066)	$(119,118)	$(352,756)

Amounts attributable to The Medicines Company:
Net loss from continuing operations	$(124,428)	$(68,241)	$(119,302)	$(221,930)
Income (loss) from discontinued operations, net of tax	1,574	(137,825)	184	(130,826)
Net loss attributable to The Medicines Company	$(122,854)	$(206,066)	$(119,118)	$(352,756)

Basic (loss) income per common share attributable to The Medicines Company:
Loss from continuing operations	$(1.77)	$(0.99)	$(1.71)	$(3.32)
Income (loss) from discontinued operations	0.02	(2.00)	—	(1.96)
Basic loss per share	$(1.75)	$(2.99)	$(1.71)	$(5.28)

Diluted (loss) income per common share attributable to The Medicines Company:
Loss from continuing operations	$(1.77)	$(0.99)	$(1.71)	$(3.32)
Income (loss) from discontinued operations	0.02	(2.00)	—	(1.96)
Diluted loss per share	$(1.75)	$(2.99)	$(1.71)	$(5.28)

Weighted average number of common shares outstanding:
Basic	70,492	68,976	69,909	66,809
Diluted	70,492	68,976	69,909	66,809

THE MEDICINES COMPANY
BALANCE SHEET ITEMS
UNAUDITED
(In thousands)

	December 31, 2016	December 31, 2015
Cash and cash equivalents	$541,835	$373,173
Total assets*	$1,705,211	$1,795,516
Convertible senior notes (due 2017, 2022 and 2023)*	$677,333	$567,580
The Medicines Company stockholders' equity	$652,501	$732,238
* Reclassified debt issuance costs of $2.4 million and $9.0 million as of December 31, 2015 from Total assets and Convertible senior notes
(due 2017 and due 2022) in connection with the adoption of ASU 2015-03.

THE MEDICINES COMPANY
RECONCILIATIONS OF GAAP TO ADJUSTED NET LOSS AND ADJUSTED LOSS PER SHARE
UNAUDITED
(In thousands, except per share amounts)

		Three Months Ended December 31,		Year Ended December 31,
		2016	2015	2016	2015
Net loss from continuing operations attributable to The Medicines Company - GAAP		$(124,428)	$(68,241)	$(119,302)	$(221,930)
Before tax adjustments:
Cost of product revenues:
Share-based compensation expense	(1)	247	398	938	987
Amortization of acquired intangible assets	(2)	6,469	6,267	25,788	17,281
Inventory adjustments	(3)	(714)	1,528	533	41,678
Restructuring charges	(4)	383	—	767	—
Research and development:
Share-based compensation expense	(1)	861	697	3,784	3,513
Restructuring charges	(4)	4	—	1,455	—
Milestone payments	(5)	2,924	1,007	13,924	6,359
Selling, general and administrative:
Share-based compensation expense	(1)	5,440	5,380	25,994	25,677
Amortization of acquired intangible assets	(2)	—	—	—	164
Restructuring charges	(4)	750	—	15,194	—
Changes in contingent purchase price	(6)	9,634	4,704	23,980	27,812
Expenses incurred for certain transactions	(7)	7,500	—	15,387	—
Other:
Non-cash interest expense	(8)	6,789	6,144	26,182	23,676
Gain on sale of investment	(9)	—	—	—	(19,773)
Gain on remeasurement of equity investment	(10)	—	—	—	(22,597)
Gain on sale of assets	(11)	—	—	(288,301)	—
Loss on extinguishment of debt	(12)	—	—	5,380	—
Legal settlement	(13)	—	—	—	(5,000)
Net loss tax adjustments	(14)	—	(17,145)	(1)	(30,182)
Net loss attributable to The Medicines Company - Adjusted		$(84,141)	$(59,261)	$(248,298)	$(152,335)

Net loss per share attributable to The Medicines Company - Adjusted
Basic		$(1.19)	$(0.86)	$(3.55)	$(2.28)
Diluted		$(1.19)	$(0.86)	$(3.55)	$(2.28)
Weighted average number of common shares outstanding:
Basic		70,492	68,976	69,909	66,809
Diluted		70,492	68,976	69,909	66,809

Explanation of Adjustments:

(1)
Excludes share-based compensation of $6,548 and $6,475 for the three-months ended December 31, 2016 and 2015 and $30,716 and $30,177 for the year ended December 31, 2016 and 2015 because these expenses are substantially dependent on changes in the market price of the Company's common stock.

(2)	Excludes amortization of intangible assets resulting from transactions with CSL, Teva, Targanta, Incline Therapeutics and Rempex.

(3)	Excludes all non-cash inventory adjustments. Year to date balances reflect all non-cash inventory adjustments for the respective periods.
(4) Excludes restructuring charges for the workforce reorganization related to the sale of the non-core cardiovascular products.

(5)	Excludes upfront and milestone payments for research and development collaboration arrangements and manufacturing scale up for MDCO-216.

(6)	Excludes changes in fair value of the contingent price related to the acquisitions of Targanta, Incline Therapeutics, Rempex and Annovation.

(7)	Excludes transaction and one-time costs related to the sale of the non-core cardiovascular products.

(8)	Excludes non-cash interest expense which is in excess of the actual interest expense paid on the Convertible Senior Notes.

(9)	Excludes gain on sale of investment in a specialty pharmaceutical company.

(10)	Excludes gain on remeasurement of the Company's equity investment in Annovation.

(11)	Excludes gain on the sale of the non-core cardiovascular products.

(12)	Excludes loss on the repurchase of $220,000 of 2017 Notes.

(13)	Excludes gain from legal settlement in which the Company was the beneficiary.

(14)	Net loss tax adjustments reflect the estimated tax effect of the above adjustments and the impact of certain other non-operating tax adjustments.

In addition to the financial information prepared in accordance with U.S. GAAP, this press release also contains adjusted financial measures that the Company believes provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. These adjusted measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. The Company strongly encourages investors to review its consolidated financial statements and publicly filed reports in their entirety and cautions investors that the non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures.